SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) November 21, 1995

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564                               04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts          02108
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

                  None
 (Former name or former address, if changed since last report)


Item 5.  Other Events

    On November 21, 1995, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 24 thereof (the "Partnership"), completed various agreements relating to Overton Associates Limited Partnership, a Nevada limited partnership (the "Operating Partnership"), including an Amended and Restated Agreement and Certificate of Limited Partnership of the Operating Partnership dated as of November 1, 1995 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit
(2)(a).

    The Operating Partnership owns and operates an apartment complex in Overton, Nevada which is known as Shadowcreek Apartments (the "Apartment Complex"). The Apartment Complex consists of 4 one-bedroom units, 16 two-bedroom units and 4 three-bedroom units. The Apartment Complex was completed in September, 1996 and fully occupied as of January 31, 1997.

    Construction financing in the amount of $1,235,000 was provided by Midland Mortgage Investment Corporation. Permanent mortgage financing in the amount of $1,235,000 (the "Mortgage Loan") is being provided by the Rural Housing Service of the United States Department of Agriculture. The Mortgage Loan has a 50-year term and is payable in 600 monthly installments. As the result of an interest credit subsidy received by the Operating Partnership from the Permanent Lender, the effective interest rate on the Mortgage Loan is 1%.

    100% of the apartment units (24 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partners are James L. and Holly B. Gregory of Elko,
Nevada.

    Weststates Property Management Company, an affiliate of the General Partners, serves as the management agent for the Apartment Complex (the "Management Agent"). The Management Agent will receive a monthly fee from the Operating Partnership in the maximum amount permitted by the Permanent Lender.

    The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $361,320 which has been or will be payable to the Operating Partnership in four (4)
Installments as follows:

    1. $212,536 on the latest of (i) the Admission Date, (ii) Tax Credit Set Aside, (iii) Construction Mortgage Closing, or
(iv) Permanent Mortgage Commitment;

    2. $75,310 on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) Compliance with Due Diligence
Recommendations satisfactory to the Investment Limited
Partner, (iv) receipt of an updated title insurance policy satisfactory to the Investment Limited Partner, (v) receipt of a payoff letter from the General Contractor stating that all amounts payable to it have been paid in full and that the Operating Partnership has complied with the terms of the construction contract, or (vi) receipt by the Investment Limited Partner of an estoppel letter from each Lender satisfactory to it;

    3.   $31,738 on the latest of (i) Breakeven Point, (ii)
Permanent Mortgage Commencement, or (iii) Initial 100%
Occupancy Date;

    4.   $31,736 on the later of (i) receipt by the Investment
Limited Partner of Form 8609 or (ii) State Designation; and

    5. $10,000 on the date on which the Partnership receives the Operating Partnership's tax return and audited financial statements for the year in which the Breakeven Point occurred.

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $559,740 of Tax Credits during the 10-year period commencing in 1996, of which $554,140 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:


                  Normal        Capital        Cash
                  Operations    Transactions   Flow


General Partner     1%              50%         60%

Partnership        99%              49.999%     40%

Special Limited     0%              0.001%       0%
Partner


    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Communications Limited Partnership ("BCCLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee commencing in 1996 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $500 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in
Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to BCCLP as an Affiliate thereof from its own funds.


    The Operating Partnership will pay a Construction and Development Fee in the amount of $300,320 to the General Partner (or its designee) for its service in connection with the construction and development of the Apartment Complex payable $161,536 from the proceeds of the First Installment of the Investment Limited Partner's Capital Contribution, $75,310 from the proceeds of the Second Installment of the Investment Limited Partner's Capital Contribution, $31,738 from the proceeds of the Third Installment of the Investment Limited Partner's Capital Contribution and $31,737 from the proceeds of the Fourth Installment of the Investment Limited Partner's Capital Contribution. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1996 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $500 per annum or (ii) the excess of
(A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.

(a) and (b) There is no meaningful current or historic financial information is available at this time.

(c)  Exhibits                                       Page

(1)(a)1  Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)(a)  Second Amended and Restated Agreement of Limited
Partnership of Overton Associates Limited Partnership.

(2)(b)  Certification and Agreement of Overton Associates
Limited Partnership

(2)(c)  First Amendment  to Second Amended and Restated
Agreement of Limited Partnership of Overton Associates Limited
Partnership

(2)(d)  Second Amendment to Second Amended and Restated
Agreement of Limited Partnership of Overton Associates Limited
Partnership

(2)(e)  Consulting Agreement

(4)(a)2  Agreement of Limited Partnership of the Partnership

(16)  None

(17)  None

(21)  None

(24)  None

(25)  None

(28)  None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-99602 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:  Boston Capital Associates IV L.P.,
its General Partner


By:  C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By:  /s/ Herbert F. Collins
Herbert F. Collins, Partner


BOS2: 53263_1
17537/1229